                           DVI RECEIVABLES VIII 1999-1
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE NOVEMBER 13, 2000


I.    RECONCILIATION OF COLLECTION ACCOUNT:
        End of Period Collection Account Balance as of Prior Payment Date:                                         852,298.08
        Available Funds:
               Contract Payments due and received in this period                                                 4,583,561.86
               Contract Payments due in prior period(s) and received in this period                                290,946.45
               Contract Payments received in this period for next period                                           373,298.08
               Sales, Use and Property Tax payments received                                                        66,843.36
               Prepayment Amounts related to early termination in this period                                    2,302,937.52
               Servicer Advance                                                                                    339,231.79
               Proceeds received from recoveries on previously Defaulted Contracts                                       0.00
               Transfer from Reserve Account                                                                        13,627.83
               Interest earned on Collection Account                                                                33,410.58
               Interest earned on Affiliated Account                                                                 1,510.40
               Proceeds from repurchase of Contracts per Contribution and Servicing Agreement
                 Section 5.03                                                                                            0.00
               Amounts paid per Contribution and Servicing Agreement Section 7.01 (Substituted
                 contract < Predecessor contract)                                                                        0.00
               Amounts paid under insurance policies                                                                     0.00
               Maintenance, Late Charges and any other amounts                                                      36,937.57
                                                                                                                --------------
        Total Available Funds                                                                                    8,894,603.52
        Less: Amounts to be Retained in Collection Account                                                       1,005,945.90
                                                                                                                --------------
        AMOUNT TO BE DISTRIBUTED                                                                                 7,888,657.62
                                                                                                                ==============


        DISTRIBUTION OF FUNDS:
               1.   To Trustee -  Fees                                                                                   0.00
               2.   To Servicer, any unreimbursed Nonrecoverable Advances or Servicer Advances                     290,946.45
               3.   To Noteholders (For Servicer Report immediately following the Final Additional
                       Closing Date)
                        a) Class A1 Principal and Interest                                                               0.00
                        a) Class A2 Principal (distributed after A1 Note matures) and Interest                   5,667,207.67
                        a) Class A3 Principal (distributed after A2 Note matures) and Interest                     325,520.00
                        a) Class A4 Principal (distributed after A3 Note matures) and Interest                     219,862.50
                        a) Class A5 Principal (distributed after A4 Note matures) and Interest                     234,054.83
                        b) Class B Principal and Interest                                                          110,199.69
                        c) Class C Principal and Interest                                                          221,744.09
                        d) Class D Principal and Interest                                                          149,520.24
                        e) Class E Principal and Interest                                                          196,013.79

               4.   To Reserve Account for Requirement per Indenture Agreement Section 3.08                              0.00
               5.   To Issuer - Residual  Principal and Interest and Reserve Account Distribution
                        a) Residual Interest (Provided no Restricting or Amortization Event in effect)              61,601.19
                        b) Residual Principal (Provided no Restricting or Amortization Event in effect)            191,576.69
                        c)  Reserve Account Distribution (Provided no Restricting or Amortization
                              Event in effect)                                                                      13,627.83
               6.   To Servicer, Tax, Maintenance, Late Charges and Bank Interest Earned and Any Other
                      Amounts                                                                                      138,701.91
               7.   To Servicer, Servicing Fee and other Servicing Compensations                                    68,080.74
                                                                                                                --------------
        TOTAL FUNDS DISTRIBUTED                                                                                  7,888,657.62
                                                                                                                ==============

        End of Period Collection Account Balance {Includes Payments in Advance & Restricting Event Funds        --------------
          (if any)}                                                                                               1,005,945.90
                                                                                                                ==============

II.    RESERVE ACCOUNT

Beginning Balance                                                                                               $2,511,821.93
         - Add Investment Earnings                                                                                  13,627.83
         - Add Transfer from Certificate Account (To Satisfy Reserve Account Requirement)                                0.00
         - Less Distribution to Certificate Account                                                                 13,627.83
                                                                                                                --------------
End of period balance                                                                                           $2,511,821.93
                                                                                                                ==============
Reserve Account Requirement (Lesser of: (i) Initial Reserve Account Required Amount, or
(ii) Sum of Class A, Class B, Class C, Class D, and Class E Note Balances.                                      $2,511,821.93
                                                                                                                ==============

                           DVI RECEIVABLES VIII 1999-1
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE NOVEMBER 13, 2000

III.   CLASS A NOTE PRINCIPAL BALANCE
Beginning Principal Balance of the Class A Notes
                  Pool A                                                 130,652,072.73
                  Pool B                                                  29,097,376.75
                                                                        ----------------
                                                                                                 159,749,449.48
Class A Overdue Interest, if any                                                   0.00
Class A Monthly Interest - Pool A                                            692,207.60
Class A Monthly Interest - Pool B                                            154,160.80

Class A Overdue Principal, if any                                                  0.00
Class A Monthly Principal - Pool A                                         4,791,254.26
Class A Monthly Principal - Pool B                                           809,022.34
                                                                        ----------------
                                                                                                   5,600,276.60
Ending Principal Balance of the Class A Notes
                  Pool A                                                 125,860,818.47
                  Pool B                                                  28,288,354.41
                                                                        ----------------         --------------
                                                                                                 154,149,172.88
                                                                                                 ==============


----------------------------------------------------------------------------------------
Interest Paid Per $1,000        Principal Paid Per $1,000              Ending Principal
Original Face $221,020,000      Original Face $221,020,000             Balance Factor
       $ 3.829375                     $ 25.338325                         69.744445%
----------------------------------------------------------------------------------------


IV.   CLASS A NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class A Notes
                  Class A1                                                                         0.00
                  Class A2                                                                13,729,449.48
                  Class A3                                                                62,400,000.00
                  Class A4                                                                41,000,000.00
                  Class A5                                                                42,620,000.00
                                                                                         ---------------

Class A Monthly Interest                                                                                         159,749,449.48
                  Class A1 (Actual Number Days/360)                                                0.00
                  Class A2                                                                    66,931.07
                  Class A3                                                                   325,520.00
                  Class A4                                                                   219,862.50
                  Class A5                                                                   234,054.83
                                                                                         ---------------

Class A Monthly Principal
                  Class A1                                                                         0.00
                  Class A2                                                                 5,600,276.60
                  Class A3                                                                         0.00
                  Class A4                                                                         0.00
                  Class A5                                                                         0.00
                                                                                         ---------------
                                                                                                                   5,600,276.60
Ending Principal Balance of the Class A Notes
                  Class A1                                                                         0.00
                  Class A2                                                                 8,129,172.88
                  Class A3                                                                62,400,000.00
                  Class A4                                                                41,000,000.00
                  Class A5                                                                42,620,000.00
                                                                                         ---------------         --------------
                                                                                                                 154,149,172.88
                                                                                                                 ==============

Class A2

----------------------------------------------------------------------------------------
Interest Paid Per $1,000        Principal Paid Per $1,000              Ending Principal
Original Face $40,000,000       Original Face $40,000,000              Balance Factor
     $ 1.67328                         $ 140.00692                       20.322932%
----------------------------------------------------------------------------------------

                           DVI RECEIVABLES VIII 1999-1
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE NOVEMBER 13, 2000


       V.   CLASS B NOTE PRINCIPAL BALANCE

              Beginning Principal Balance of the Class B Notes
                                   Pool A                                                  2,227,425.58
                                   Pool B                                                    496,071.33
                                                                                           -------------
                                                                                                                     2,723,496.91

              Class B Overdue Interest, if any                                                     0.00
              Class B Monthly Interest - Pool A                                               12,046.66
              Class B Monthly Interest - Pool B                                                2,682.92
              Class B Overdue Principal, if any                                                    0.00
              Class B Monthly Principal - Pool A                                              81,678.39
              Class B Monthly Principal - Pool B                                              13,791.72
                                                                                           -------------
                                                                                                                        95,470.11
              Ending Principal Balance of the Class B Notes
                                   Pool A                                                  2,145,747.19
                                   Pool B                                                    482,279.61
                                                                                           -------------             ------------
                                                                                                                     2,628,026.80
                                                                                                                     ============


              -------------------------------------------------------------------------------
              Interest Paid Per $1,000    Principal Paid Per $1,000         Ending Principal
              Original Face $3,768,000    Original Face $3,768,000          Balance Factor
                   $ 3.909124                    $ 25.337078                   69.745934%
              -------------------------------------------------------------------------------


       VI.   CLASS C NOTE PRINCIPAL BALANCE
              Beginning Principal Balance of the Class C Notes
                                   Pool A                                                 4,455,651.93
                                   Pool B                                                   992,341.93
                                                                                          -------------
                                                                                                                    5,447,993.86

              Class C Overdue Interest, if any                                                    0.00
              Class C Monthly Interest - Pool A                                              25,193.00
              Class C Monthly Interest - Pool B                                               5,610.87
              Class C Overdue Principal, if any                                                   0.00
              Class C Monthly Principal - Pool A                                            163,356.78
              Class C Monthly Principal - Pool B                                             27,583.44
                                                                                          -------------
                                                                                                                      190,940.22
              Ending Principal Balance of the Class C Notes
                                   Pool A                                                 4,292,295.15
                                   Pool B                                                   964,758.49
                                                                                          -------------             ------------
                                                                                                                    5,257,053.64
                                                                                                                    ============


              -------------------------------------------------------------------------------
              Interest Paid Per $1,000    Principal Paid Per $1,000         Ending Principal
              Original Face $7,537,000    Original Face $7,537,000          Balance Factor

                  $ 4.087020                     $ 25.333716                  69.749949%
              -------------------------------------------------------------------------------

                           DVI RECEIVABLES VIII 1999-1
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE NOVEMBER 13, 2000


       VII.   CLASS D NOTE PRINCIPAL BALANCE

             Beginning Principal Balance of the Class D Notes
                                  Pool A                                          2,969,900.80
                                  Pool B                                            661,428.43
                                                                                  -------------
                                                                                                            3,631,329.23

             Class D Overdue Interest, if any                                             0.00
             Class D Monthly Interest - Pool A                                       18,178.27
             Class D Monthly Interest - Pool B                                        4,048.49
             Class D Overdue Principal, if any                                            0.00
             Class D Monthly Principal - Pool A                                     108,904.52
             Class D Monthly Principal - Pool B                                      18,388.96
                                                                                  -------------
                                                                                                              127,293.48
             Ending Principal Balance of the Class D Notes
                                  Pool A                                          2,860,996.28
                                  Pool B                                            643,039.47
                                                                                  -------------             ------------
                                                                                                            3,504,035.75
                                                                                                            ============


             ------------------------------------------------------------------------------
             Interest Paid Per $1,000    Principal Paid Per $1,000        Ending Principal
             Original Face $5,024,000    Original Face $5,024,000         Balance Factor
                  $ 4.424116                  $ 25.337078                   69.745935%
             ------------------------------------------------------------------------------


       VIII.   CLASS E NOTE PRINCIPAL BALANCE

             Beginning Principal Balance of the Class E Notes
                                  Pool A                                               3,713,977.49
                                  Pool B                                                 827,184.07
                                                                                       -------------
                                                                                                                 4,541,161.56

             Class E Overdue Interest, if any                                                  0.00
             Class E Monthly Interest - Pool A                                            30,176.07
             Class E Monthly Interest - Pool B                                             6,720.87
             Class E Overdue Principal, if any                                                 0.00
             Class E Monthly Principal - Pool A                                          136,130.65
             Class E Monthly Principal - Pool B                                           22,986.20
                                                                                       -------------
                                                                                                                   159,116.85
             Ending Principal Balance of the Class E Notes
                                  Pool A                                               3,577,846.84
                                  Pool B                                                 804,197.87
                                                                                       -------------             ------------
                                                                                                                 4,382,044.71
                                                                                                                 ============


             ------------------------------------------------------------------------------
             Interest Paid Per $1,000    Principal Paid Per $1,000        Ending Principal
             Original Face $6,282,000    Original Face $6,282,000         Balance Factor
                   $ 5.873438                 $ 25.329011                   69.755567%
             ------------------------------------------------------------------------------

                           DVI RECEIVABLES VIII 1999-1
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE NOVEMBER 13, 2000


IX.   ISSUERS RESIDUAL PRINCIPAL BALANCE

        Beginning Residual Principal Balance
                             Pool A                                               4,461,751.79
                             Pool B                                                 993,471.94
                                                                                  -------------
                                                                                                                  5,455,223.73

        Residual Interest - Pool A                                                   50,168.74
        Residual Interest - Pool B                                                   11,432.45
        Residual Principal - Pool A                                                 163,901.30
        Residual Principal - Pool B                                                  27,675.39
                                                                                  ------------
                                                                                                                    191,576.69
        Ending Residual Principal Balance
                             Pool A                                               4,297,850.49
                             Pool B                                                 965,796.55
                                                                                  ------------                    ------------
                                                                                                                  5,263,647.04
                                                                                                                  ============



X.   PAYMENT TO SERVICER

         - Collection period Servicer Fee                                                                            68,080.74
         - Servicer Advances reimbursement                                                                          290,946.45
         - Tax, Maintenance, Late Charges, Bank Interest and other amounts                                          138,701.91
                                                                                                                    ----------
        Total amounts due to Servicer                                                                               497,729.10
                                                                                                                    ==========

                           DVI RECEIVABLES VIII 1999-1
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE NOVEMBER 13, 2000


XI.   AGGREGATE DISCOUNTED CONTRACT BALANCE

POOL A
         Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
            beginning of the related Collection Period                                                              148,480,780.35

         Aggregate Discounted Contract Balance of Additional Contracts acquired during
            Collection Period                                                                                                 0.00

         Decline in Aggregate Discounted Contract Balance                                                             5,445,225.89

         Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
                                                                                                                    ---------------
            ending of the related Collection Period                                                                 143,035,554.46
                                                                                                                    ===============

         Components of Decline in Aggregate Discounted Contract Balance:
             - Principal portion of Contract Payments  and Servicer Advances                        3,146,570.07

             - Principal portion of Prepayment Amounts                                              2,298,655.82

             - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02            0.00

             - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
                    Contracts during the Collection Period                                                  0.00

             - Aggregate Discounted Contract Balance of Substitute Contracts added during
                    Collection Period                                                                       0.00

             - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
                    during Collection Period                                                                0.00

                                                                                                    ------------
                                  Total Decline in Aggregate Discounted Contract Balance            5,445,225.89
                                                                                                    ============


POOL B
         Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
            beginning of the related Collection Period                                                               33,067,874.46

         Aggregate Discounted Contract Balance of Additional Contracts acquired during
            Collection Period                                                                                                 0.00

         Decline in Aggregate Discounted Contract Balance                                                               919,448.05

         Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
                                                                                                                    ---------------
            ending of the related Collection Period                                                                  32,148,426.41
                                                                                                                    ===============

         Components of Decline in Aggregate Discounted Contract Balance:
             - Principal portion of Contract Payments  and Servicer Advances                          919,448.05

             - Principal portion of Prepayment Amounts                                                      0.00

             - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02            0.00

             - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
                    Contracts during the Collection Period                                                  0.00

             - Aggregate Discounted Contract Balance of Substitute Contracts added during
                    Collection Period                                                                       0.00

             - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
                    during Collection Period                                                                0.00

                                                                                                   -------------
                                  Total Decline in Aggregate Discounted Contract Balance              919,448.05
                                                                                                   =============

                                                                                                                    ---------------
AGGREGATE DISCOUNTED CONTRACT BALANCE AT THE END OF THE RELATED COLLECTION PERIOD                                   175,183,980.87
                                                                                                                    ===============

                           DVI RECEIVABLES VIII 1999-1
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE NOVEMBER 13, 2000


XIII.   CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - PREPAYMENTS

          POOL A                                                                                                     Predecessor
                                                                               Discounted       Predecessor          Discounted
          Lease #        Lessee Name                                          Present Value       Lease #           Present Value
          --------       -----------------------                              --------------    --------------      -------------
          2199-001       Regional Radiology, LLC                              $ 1,112,975.58     1881-001         $  2,435,321.88
          1231-041       Radnet Management, Inc.                              $   953,502.31
          1560-013       Drew Medical inc                                     $   342,866.78
                         Cash                                                 $    25,977.21








                                                                              --------------                        -------------
                                                                     Totals:  $ 2,435,321.88                      $  2,435,321.88

          a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                                $  2,435,321.88
          b) ADCB OF POOL A AT CLOSING DATE                                                                       $201,135,070.09
          c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                   1.21%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a)  Total discounted Contract Balance of Predecessor Receivables                                                          $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                                           $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution & Servicing Agreement Section 7.02        $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD
                                           YES  / /           NO  /X/



          POOL B                                                                                                   Predecessor
                                                                                Discounted      Predecessor        Discounted
          Lease #        Lessee Name                                           Present Value    Lease #            Present Value
          --------       -----------------------                              --------------    --------------     -------------
                         NONE









                                                                              --------------                        --------------
                                                                      Totals:          $0.00                        $         0.00


          a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                                  $         0.00
          b) ADCB OF POOL B AT CLOSING DATE                                                                         $50,047,123.17
          c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL UNLESS
              RATING AGENCY APPROVES)                                                                                        0.00%

* ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED 180 DAYS), THE SERVICER HAS FAILED TO ADVANCE, OR A BANKRUPTCY PETITION HAS BEEN FILED

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a)  Total discounted Contract Balance of Predecessor Receivables                                                          $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                                           $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution & Servicing Agreement Section 7.02        $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD
                                          YES / /               NO  /X/

                          DVI RECEIVABLES VIII 1999-1
                                SERVICER REPORT
                     FOR THE PAYMENT DATE NOVEMBER 13, 2000


XIV. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - NON-PERFORMING (POOL A) & GENERAL RIGHTS (POOL B)

       POOL A - NON-PERFORMING                                                                             Predecessor
                                                                 Discounted            Predecessor         Discounted
       Lease #     Lessee Name                                   Present Value         Lease #             Present Value
       --------    ----------------------------------            -----------------     -----------         ---------------
       408-502     Western Kentucky Diagnostic                   $  495,646.95         277-103               $  2,561,363.27
       1042-501    Pinnacle Imaging, Inc.                        $1,631,421.93         1513-002              $    953,250.10
       2375-001    Tuscarawas Ambulatory                         $1,286,730.05         1725-002              $    588,254.35
       1097-506    Advanced Healthcare Resources                 $  675,567.93
                   Cash                                          $   13,500.87
                                                                 -------------                               ---------------
                                                         Totals: $4,102,867.73                               $  4,102,867.72

       a) DISCOUNTED CONTRACT BALANCES OF ALL
          NON-PERFORMING CONTRACTS                                                                              4,102,867.72
       b) ADCB OF POOL A AT CLOSING DATE                                                                     $251,182,193.26
       c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                 1.63%


DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a)  Total discounted Contract Balance of Predecessor
    Receivables                                                                           $0.00

b)  Total discounted Contract Balance of Substitute
    Receivables                                                                           $0.00

c)  If (a) > (b), amount to be deposited in Collection
    Account per Contribution & Servicing Agreement Section 7.02                           $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD
                                                   YES            NO      X
                                                      ---------       ---------


    POOL B - GENERAL CONTRACT SUBSTITUTION RIGHTS                                                                    Predecessor
                                                                Discounted                 Predecessor               Discounted
    Lease #     Lessee Name                                     Present Value              Lease #                   Present Value
    ---------   ------------------------------------            ------------               -------------------       --------------
                None









                                                                ------------                                         --------------
                                                         Totals:       $0.00                                                  $0.00

    a) DISCOUNTED CONTRACT BALANCES OF ALL
       CONTRACTS SUBSTITUTED                                                                                                  $0.00
    b) ADCB OF POOL B AT CLOSING DATE                                                                                $50,047,123.17
    c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                          0.00%

     * ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED
       (> 180 DAYS), THE SERVICER HAS DECLINED TO ADVANCE
       OR A BANKRUPTCY PETITION HAS BEEN FILED.

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor
    Receivables                                                                                         $0.00
b)  Total discounted Contract Balance of Substitute
    Receivables                                                                                         $0.00
c)  If (a) > (b), amount to be deposited in Collection
    Account per Contribution & Servicing Agreement
   Section 7.02                                                                                         $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD
                                                    YES            NO      X
                                                       ---------       ---------

                          DVI RECEIVABLES VIII 1999-1
                                SERVICER REPORT
                     FOR THE PAYMENT DATE NOVEMBER 13, 2000


XV. POOL PERFORMANCE MEASUREMENTS


1.                     AGGREGATE DISCOUNTED CONTRACT BALANCE

          CONTRACTS DELINQUENT > 90 DAYS                                   TOTAL OUTSTANDING CONTRACTS
          This Month                                  4,699,761.54         This Month                             175,183,980.87
          1 Month Prior                               6,277,292.97         1 Month Prior                          181,548,654.81
          2 Months Prior                              7,236,289.28         2 Months Prior                         188,357,315.73

          Total                                      18,213,343.79         Total                                  545,089,951.41

          a) 3 MONTH AVERAGE                          6,071,114.60         b) 3 MONTH AVERAGE                     181,696,650.47

          c) a/b                                             3.34%


2.        Does a Delinquency Condition Exist (1c > 6%)?
                                                                                                      Yes               No     X
                                                                                                          -------           -------
3.        Restricting Event Check

          A. A Delinquency Condition exists for current period?                                       Yes               No     X
                                                                                                          -------           -------
          B. An Indenture Event of Default has occurred and is then continuing?                       Yes               No     X
                                                                                                          -------           -------

4.        Has a Servicer Event of Default occurred?                                                   Yes               No     X
                                                                                                          -------           -------

5.        Amortization Event Check

          A. Is 1c  > 8% ?                                                                            Yes               No     X
                                                                                                          -------           -------
          B. Bankruptcy, insolvency, reorganization; default/violation of
             any covenant or obligation not remedied within 90 days?                                  Yes               No     X
                                                                                                          -------           -------
          C. As of any Determination date, the sum of all defaulted
             contracts since the Closing date exceeds 6% of the ADCB on the Closing Date?             Yes               No     X
                                                                                                          -------           -------




6.        Aggregate Discounted Contract Balance at Closing Date                            Balance  $ 251,182,193.26
                                                                                                    ----------------

          DELINQUENT LEASE SUMMARY

                      Days Past Due          Current Pool Balance                  # Leases
                      -------------          --------------------                  --------
                            31 - 60                  6,911,862.55                        29
                            61 - 90                  1,907,525.98                        17
                           91 - 180                  4,699,761.54                         7



Approved By:
Lisa J. Cruikshank
Vice President